F/m Investments Large Cap Focused Fund

Investor Class Shares (Ticker Symbol: IAFMX)
Institutional Class Shares (Ticker Symbol: IAFLX)

series of
M3Sixty Funds Trust

PROSPECTUS
October 28, 2020

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

Prospectus | October 28, 2020

2(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

SUMMARY OF F/M INVESTMENTS LARGE CAP FOCUSED FUND
(formerly known as Cognios Large Cap Growth Fund)

Investment Objective. F/m Investments Large Cap Focused Fund (the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Investor Class shares	Institutional Class shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class shares	Institutional Class shares
Management Fees	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses[1]	0.55%	0.55%
Total Annual Fund Operating Expenses	1.50%	1.25%
Fee Waivers and Expense Reimbursement[2]	(0.35)%	(0.35)%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.15%	0.90%

1Other expenses are based on estimated amounts for the current fiscal year and do not correlate to the expense ratios in the Fund’s Financial Highlights.

2F/m Investments LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive its fees and reimburse expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 0.90% through at least October 31, 2021. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three years following the date when the waiver or reimbursement occurred, if the Fund is able to make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. Only the Board of Trustees can terminate the contractual agreement before the expiration date.

Prospectus | October 28, 20203

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until October 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Investor Class	$117	$440	$785	$1,761
Institutional Class	$92	$362	$653	$1,480

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADR’s”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500® Index. As of September 30, 2020, the S&P 500® Index includes U.S. companies with a median market capitalization of $22,712.7 million.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate the company fundamentals and stocks price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

4(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

Principal Risks of Investing in the Fund. An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following additional risks:

•Market risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

•Equity securities risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

•Foreign Securities risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

•Management style risk – The Fund intends to invest in growth-oriented stocks and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

•Sector risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

•Portfolio Turnover Risk – When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

•Depositary Receipts Risk – Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Prospectus | October 28, 20205

•Risk of Non-Diversification – The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Performance. The bar chart below shows how the Fund’s investment results vary from year to year for each full calendar year over the lifetime of the Fund. The table that follows shows how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund.

In April 2020, Cognios Capital, LLC the investment adviser to the Fund since its inception, transferred its management of the Fund to F/m Investment LLC (the “Adviser”). Before the transfer, shareholders of the Fund approved a new investment advisory agreement with the Adviser. Mr. Francisco Bido became the sole portfolio manager to the Fund. The bar chart below shows the Fund’s investment results during the management of the prior investment adviser.

Shareholders should know that the past performance (before and after taxes) of the Fund is not necessarily an indication of how it will perform in the future. Updated performance information will be available at no cost by calling (888) 553-4233 or by visiting www.fm-invest.com/performance.

Annual Total Returns (For the Calendar Years ended December 31) – Institutional Class

40.00%
30.00%
20.00%
10.00%
0.00%
25.81%
1.47%
30.16%
2017
2018
2019

The Fund’s year-to-date return for the Institutional Class as of September 30, 2020 was 31.83%. During the period shown in the bar chart, the highest return for a quarter was 15.82% during the quarter ended March 31, 2019, and the lowest return for a quarter was (16.92)% during the quarter ended December 31, 2018.

6(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

Average Annual Total Returns
(for periods ended December 31, 2019)

Institutional Shares	1 Year	Since Inception (10/03/2016)
Return Before Taxes	30.16%	17.68%
Return After Taxes on Distributions	28.91%	15.37%
Return After Taxes on Distributions and Sale of Fund Shares	19.81%	13.43%
S&P 500® Total Return Index[1]	31.49%	15.49%
Russell 1000® Total Return Index[2]	31.43%	15.28%

Investor Shares	1 Year	Since Inception (10/03/2016)
Return Before Taxes	29.94%	17.44%

1.The S&P 500® Total Return Index is an unmanaged market capitalization weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Investors may not invest in the indexes directly; unlike the Fund’s returns, the indexes do not reflect any fees or expenses.

2.The Russell 1000® Total Return Index measures the performance of the large-cap segment of the U.S. equity universe and consists of the largest 1000 companies in the Russell 3000® Index. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

After-tax returns are shown only for Fund’s Institutional Class of shares; after-tax returns for the other class of shares will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2019 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirements accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (888) 553-4233 or visiting www.fm-invest.com.

Management. F/M Investments LLC is the investment adviser to the Fund.

Portfolio Managers. Francisco J. Bido, Head of Quantitative Research of the Adviser has managed the Fund since its inception. Alexander Morris, Portfolio Manager, has managed the Fund since April 2020.

Prospectus | October 28, 20207

Purchase and Sale of Fund Shares. The Fund offers two classes of shares, an Investor Class and an Institutional Class, each of which is offered by this Prospectus. The minimum investment for the Investor Class is $1,000 for each account. The minimum investment for the Institutional Class is $100,000. Investors generally may meet the minimum investment amount for the Institutional Class by aggregating multiple accounts within the Fund if desired. There is no subsequent investment minimum. The Fund may, in the Adviser’s sole discretion, accept accounts with less than the minimum investment.

You can purchase or redeem shares directly from the Fund on any business day the New York Stock Exchange is open by calling the Fund at (888) 553-4233 where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income of individual shareholders subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax at rates applicable to ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Purchases through Broker-Dealers and Other Financial Intermediaries. You may be charged a fee if you effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

8(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

The Fund’s Investment Objectives and Principal Investment Strategies. This section of the Prospectus provides additional information about the investment practices and related risks of the Fund (the “Fund”). The Fund’s investment objective may be changed without shareholder approval; however, the Fund will provide 60 days’ advance notice to shareholders before implementing a change in the Fund’s investment objective.

The Fund’s principal investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by purchasing equity securities that the Adviser believes are likely to appreciate. It generally seeks to purchase equity securities of large capitalization U.S. companies, and may purchase American Depository Receipts (“ADR’s”) of international companies trading on U.S. exchanges, that exhibit accelerating growth in earnings and revenue. The Fund may invest across different industries and sectors. The Fund will invest at least 80% of its net assets in securities that have a market capitalization at the time of investment comparable to securities held in the S&P 500® Index. As of September 30, 2020, the S&P 500® Index includes U.S. companies with a median market capitalization of $22,712.7 million.

The Adviser uses quantitative screens to evaluate liquidity, capitalization, domicile and desired risk attributes to determine an initial universe of large capitalization companies from which the Fund may invest. The Adviser then uses a quantitative process to evaluate the company fundamentals and stocks price trends of the investment candidates. Macroeconomic influences on portfolio candidates are considered before selecting the final securities for purchase in the portfolio. The Adviser considers whether to sell a particular security when the security receives declining scores from the Adviser’s proprietary model or the security causes the Fund’s portfolio to be exposed to unintended risks.

The periodic reconstitution and rebalancing of the portfolio according to the Fund’s quantitative investment strategy may result in significant portfolio turnover. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund is a “non-diversified” fund, which means it can invest in fewer securities at any one time than a diversified fund.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Cash Position. The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained

Prospectus | October 28, 20209

more fully invested. The Fund may also maintain cash positions in order to remain in compliance with certain regulations or margin requirements.

General Information Regarding Investing in the Fund. An investment in the Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in a Fund.

Additional Information Regarding Investment Strategies. With respect to any percentage restriction on investment or use of assets discussed in the Fund’s “Summary” section above, if such a percentage restriction is adhered to at the time a transaction is affected, a later increase or decrease in such percentage resulting from changes in values of securities or loans or amounts of net assets or security characteristics will not be considered a violation of the restriction. Any such changes in percentages do not require the sale of a security, but rather the Adviser will consider which action is in the best interest of the Fund and its shareholders, including the sale of the security.

Principal Risks of Investing in the Fund. All investments carry risks and investments in the Fund is no exception. No investment strategy is successful all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

Market risk – Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. Local, regional, and global events such as war, acts of terrorism, the spread of infectious diseases or other publish health issues, recessions, or other events could have a significant impact on the Fund’s investments.

Equity securities risk – The prices of equity securities fluctuate based on changes in a company’s activities and financial condition and in overall market conditions. The Fund’s investments in equity securities expose it to sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Foreign Securities risk – Foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

Management style risk – The Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style. There is no guarantee that the Adviser’s investment techniques and risk analyses, including its reliance on quantitative models, will produce the intended results.

Sector risk – Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to concentrate its investments in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

10(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

Portfolio turnover risk - When the portfolio managers deem it is appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. High portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund and may adversely affect Fund performance.

Depositary Receipts Risk — Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition to investment risks associated with the underlying issuer, depositary receipts expose the Fund to additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and liquidity risk. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risk of Non-Diversification —The Fund is a non-diversified portfolio, which means that it has the ability to take larger positions in a smaller number of securities than a portfolio that is “diversified.” Non-diversification increases the risk that the value of the Fund could go down because of the poor performance of a single investment.

Other Investments and Risks. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please review the SAI for more information about the additional types of securities in which the Fund may invest and their associated risks.

Infectious Illness Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus was first detected in China in December 2019 and has spread globally. The disease has caused a global recession, as well as general concern and uncertainty. These types of market disruptions adversely impact the Fund’s investments, including impairing hedging activity to the extent a Fund engages in such activity, as expected correlations between related markets or instruments may no longer apply. Any suspension of trading in markets in which the Fund invests will have an impact on the Fund and its investments, and will impact the Fund’s ability to purchase or sell securities in those markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, will increase market volatility, which could adversely affect the Fund’s investments.

The outbreak could also impair the information technology and other operational systems upon which the Fund’s service providers, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health

Prospectus | October 28, 202011

crises caused by the outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

U.S. Government Securities. The Fund may, from time to time, invest in U.S. Government securities. U.S. Government securities are high quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity failures or breaches by the Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of the Fund’s shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or their third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which the Fund invest, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Disclosure of Portfolio Holdings. The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s Statement of Additional Information (“SAI”) and on the Fund’s website at www.fm-invest.com.

12(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

MANAGEMENT

Investment Adviser. F/m Investments LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in June 2019 and is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser. As of September 30, 2020, the Adviser provided investment advice with respect to over $504.9 million in assets. The Adviser’s principal address is 3050 K Street, NW, Suite W-170, Washington, DC 20007.

The Adviser has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”) under which the Adviser directs the management of the investments for the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Board” or the “Trustees”). Under the Advisory Agreement, the Adviser is to receive a fee from the Fund calculated at the annual rate of 0.70% of the average daily net assets of the Fund.

A discussion regarding the basis for the Trustees’ approval of the Advisory Agreement is available in the Fund’s annual report dated June 30, 2020.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses (exclusive of interest, borrowing expenses, distribution fees pursuant to Rule 12b-1 plans, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) of the Fund in an amount that limits “Total Annual Fund Operating Expenses” to not more than 0.90% for the Fund through at least October 31, 2021.

For the fiscal year ended June 30, 2020, the previous investment adviser received compensation of 0.42% of the average daily net assets of the Fund after fee waiver and/or expense reimbursement. For the fiscal year ended June 30, 2020, the Adviser received compensation of 0.23% of the average daily net assets of the Fund after fee waiver and/or expense reimbursement.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation—Brokerage Services” in the SAI.

For the fiscal year ended June 30, 2020, the Fund paid total brokerage fees of $10,674.

Portfolio Managers. The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Mr. Bido has served as the Fund’s portfolio manager since the Fund’s inception. Mr. Morris has served as the Fund’s portfolio manager since April 2020.

More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund are included in the SAI.

Prospectus | October 28, 202013

PORTFOLIO MANAGERS	PAST 5 YEARS OF BUSINESS EXPERIENCE
Francisco J. Bido (Portfolio Manager)

Mr. Bido is Head of Quantitative Research of F/m Investments, LLC. Prior to this, Mr. Bido held the same title at Cognios Capital, LLC. Before Cognios, he was a Senior Quantitative Researcher at American Century, an investment manager (from 2004 - 2013), and a Consultant at Accenture, f/k/a Andersen Consulting, a management consulting and technology services company (from 1998 - 2003). Mr. Bido received his M.S. and M.A. degrees in Applied Mathematics and Economics, respectively, from the University of Arizona, M.S. in Mathematics from New York University’s Courant Institute, and B.S. in Electromechanical Engineering from Pontificia Universidad Catolica Madre y Maestra.

Alexander Morris (Portfolio Manager)

Mr. Morris is a founder and partner in the Adviser as well as a founder and Managing Director of Rowhouse Capital Management since 2015. Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011 and where he served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial. Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long-term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

Board of Trustees. The Fund is a series of M3Sixty Funds Trust, an open-end management investment company organized as a Delaware statutory trust on May 29, 2015. The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

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F/m Investments Large Cap Focused Fund

CUSTODIAN, ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Custodian. MUFG Union Bank®, N.A. (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administrator and Transfer Agent. M3Sixty Administration, LLC (the “Administrator”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services. In addition, the Administrator serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated below under the caption “Investing in the Fund,” the Administrator will handle your orders to purchase and redeem shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) serves as the Fund’s principal underwriter. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities. The Fund offers two classes of shares, Investor Class shares and Institutional Class shares. Institutional Class shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.

Distribution and Services (Rule 12b-1) Plan. The Fund has adopted a separate plan of distribution for its Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor Class assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares, and the Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Fund is authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund’s Investor Class shares.

The Distributor is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Certain Expenses. In addition to the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, which may include, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Prospectus | October 28, 202015

INVESTING IN THE FUND

Class of Shares. The Fund currently offers two classes of shares, an Investor Class and an Institutional Class. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structures, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class. Factors you should consider in choosing a class of shares include:

•how long you expect to own the shares;

•how much you intend to invest; and

•total expenses associated with owning shares of each class.

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent or through financial intermediaries. Such intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of the Fund are generally not considered a taxable transaction.

In general, the Fund is available only to U.S. citizens or residents.

Payments to Financial Intermediaries and Other Arrangements. The Adviser and/or its affiliates may also make payments for distribution and/or shareholder servicing activities from out of their own resources. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” In some circumstances, such payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or offer shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Networking, Sub-Accounting and Administrative Fees. Certain financial intermediaries may contract with the Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. In consideration for providing these services, the financial intermediaries will receive compensation, which is typically paid by the Fund. Any such payment by the Fund to a financial intermediary for networking, recordkeeping, sub-accounting and/or administrative services are in addition to any 12b-1 related services provided to shareholders. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

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F/m Investments Large Cap Focused Fund

Minimum Initial Investment. The Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell shares in the Fund. The minimum investment for the Investor Class is $1,000 for each account. The minimum investment for the Institutional Class is $100,000. The Fund may, in the Adviser’s sole discretion, accept accounts with less than the minimum investment. Additionally, the minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Adviser in its sole discretion.

Pricing of Shares. The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A share class’ net asset value is calculated by dividing the value of a share class’ total assets, less liabilities (including shares class expenses, which are accrued daily), by the total number of outstanding shares of each share class. The net asset value per share class is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate share class’ net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Board of Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing.

Prospectus | October 28, 202017

Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the SEC or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with the Fund, take the following steps:

1.Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Investor Class shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the Fund:

F/m Investments Large Cap Focused Fund
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (888) 553-4233 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing shares at the then current public offering price. There is no subsequent investment minimum. Before adding funds by bank wire, please call the Fund at (888) 553-4233 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your

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F/m Investments Large Cap Focused Fund

confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plans. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Investor Class shares or Institutional Class shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified, which will automatically be invested in the type of shares that the shareholder holds in his or her account (Investor Class shares or Institutional Class shares), at the public offering price. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund shares, we observe the following policies and procedures:

•We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by The Administrator as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to The Administrator on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•We do not accept third party checks for any investments.

Prospectus | October 28, 202019

•We may open accounts for less than the minimum investment or change minimum investment requirements at any time.

•We may refuse to accept any purchase request for any reason or no reason.

•We mail you confirmations of all your purchases or redemptions of Fund shares.

•Certificates representing shares are not issued.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Share Classes. The Fund offers two classes of shares (Investor Class shares and Institutional Class shares). Investor Class shares are available for purchase by all investors. Institutional Class shares are available only to institutional investors and certain broker dealers and financial institutions that have entered into appropriate arrangements with the Fund. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to ongoing expenses. The decision as to which share class is more beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and total operating expenses associated with each class.

Investor Class shares and Institutional Class shares of the Fund are sold at net asset value without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Investor Class shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Investor Class shares. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-Receipt of Purchase Wire/Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

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F/m Investments Large Cap Focused Fund

EXCHANGING SHARES

Shares of any class of the Fund generally may be exchanged for shares of the same class of any other fund within the Trust managed by the Adviser (currently there are no other funds within the Trust managed by the Adviser). You may make exchanges only between identically registered accounts (name(s), address, and TIN).

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the funds into which you are exchanging. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. A Fund may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of Fund shares for shares of another Fund is treated as a sale on which gain or loss may be recognized.

If a shareholder no longer meets the eligibility requirements for the shareholder’s current share class, the Fund may, upon notice to the shareholder, convert the shareholder into a share class of the same Fund for which the shareholder is eligible.

Through Your Broker or other Financial Professional

Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to exchange shares. Your broker or financial professional may charge you for its services.

By Mail

Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

Mail your request to:

F/m Investments Large Cap Focused Fund
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205

By Telephone

If you have authorized this service, you may exchange by telephone by calling (888) 553-4233.

If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and TIN, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

Prospectus | October 28, 202021

REDEEMING SHARES

Regular Mail Redemptions. Regular mail redemption requests should identify the name of the applicable Fund(s) and be addressed to:

F/m Investments Large Cap Focused Fund
c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway, Suite 100
Fairway, KS 66205

Regular mail redemption requests should include the following:

(1)Your letter of instruction specifying the Fund, account number and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)Any required signature guarantees (see “Medallion Signature Guarantees” below); and

(3) Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

The Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, the Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if the Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

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F/m Investments Large Cap Focused Fund

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by calling (888) 553-4233. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 817-3267). The confirmation instructions must include the following:

(1)Name of Fund;

(2)Shareholder name(s) and account number;

(3)Number of shares or dollar amount to be redeemed;

(4)Instructions for transmittal of redemption funds to the shareholder; and

(5)Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. The Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” While the Fund does not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk

Prospectus | October 28, 202023

until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Medallion Signature Guarantees. To protect your account and the Fund from fraud, Medallion Signature Guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Medallion Signature Guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Medallion Signature Guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Redemption Fees. The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent. The Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone the Administrator at (888) 553-4233 and buy shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and

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F/m Investments Large Cap Focused Fund

their clients, agree that neither the Fund nor the Administrator shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and their agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Administrator fails to follow these established procedures, it may be liable. The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

•an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

•reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that, if the Fund invests primarily in securities of foreign companies that are traded on U.S. exchanges, the Fund may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, the Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares within 30 days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Prospectus | October 28, 202025

OTHER IMPORTANT INFORMATION

Distributions, Dividends and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by the Fund derived from net investment income, if any, will generally be paid annually and capital gain distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by the Fund will be designated as qualified dividend income. If the Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If the Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by the Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

26(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the Fund for the period shown. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

The information with respect to the Fund for the fiscal period ended June 30, 2017 was audited by another independent registered public accounting firm, and with respect to the Fund for the fiscal years ended June 30, 2018, June 30, 2019, and June 30, 2020 was audited by BBD, LLP. The reports for these auditors, along with the Fund’s financial statements, are included in the Fund’s Annual Report to Shareholders (the “Annual Report”) and incorporated by reference into the SAI.

Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

Prospectus | October 28, 202027

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund
	Investor Class
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)

Net Asset Value, Beginning of Year/Period	$13.42	$12.98	$11.19	$10.00

Investment Operations:
Net investment income (loss)	(0.03)	0.05	0.03	0.02
Net realized and unrealized gain on investments	3.10	1.05	2.83	1.18
Total from investment operations	3.07	1.10	2.86	1.20

Distributions:
From net investment income	(0.05)	—	(0.04)	(0.01)
From net realized capital gains	(0.54)	(0.66)	(1.03)	—
Total distributions	(0.59)	(0.66)	(1.07)	(0.01)

Net Asset Value, End of Year/Period	$15.90	$13.42	$12.98	$11.19

Total Return(b)	23.56%	9.42%	26.50%	11.98	%(c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,157	$9,788	$9,462	$10

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.50%	1.49%	1.76%	3.42	%(d)
After fees waived and expenses reimbursed	1.15%	1.15%	1.15%	1.15	%(d)

Ratio of net investment income (loss):
After fees waived and expenses reimbursed	(0.24)%	0.36%	0.04%	0.30	%(d)

Portfolio turnover rate	139%	230%	221%	286	%(c)

(a)The Cognios Large Cap Growth Fund commenced operations on October 3, 2016.

(b)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Investor Class, assuming reinvestment of dividends, if any.

(c)Not annualized.

(d)Annualized.

28(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total returns and ratios to average net assets and other supplemental data for the years/period indicated.

	F/m Investments Large Cap Focused Fund
	Institutional Class
	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019	For the Year Ended June 30, 2018	For the Period Ended June 30, 2017(a)

Net Asset Value, Beginning of Year/Period	$13.47	$13.02	$11.20	$10.00

Investment Operations:
Net investment income	— (b)	0.07	0.04	0.04
Net realized and unrealized gain on investments	3.11	1.06	2.86	1.17
Total from investment operations	3.11	1.13	2.90	1.21

Distributions:
From net investment income	(0.08)	(0.02)	(0.05)	(0.01)
From net realized capital gains	(0.54)	(0.66)	(1.03)	—
Total distributions	(0.62)	(0.68)	(1.08)	(0.01)

Net Asset Value, End of Year/Period	$15.96	$13.47	$13.02	$11.20

Total Return(c)	23.84%	9.64%	26.84%	12.14	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$41,963	$35,795	$27,001	$4,948

Ratio of expenses to average net assets:
Before fees waived and expenses reimbursed	1.25%	1.24%	1.51%	3.17	%(e)
After fees waived and expenses reimbursed	0.90%	0.90%	0.90%	0.90	%(e)

Ratio of net investment income:
After fees waived and expenses reimbursed	0.01%	0.61%	0.29%	0.55	%(e)

Portfolio turnover rate	139%	230%	221%	286	%(d)

(a)The Cognios Large Cap Growth Fund commenced operations on October 3, 2016.

(b)Net investment income resulted in less than $0.005 per share.

(c)Total Return represents the rate that the investor would have earned or lost on an investment in the Fund’s Institutional Class, assuming reinvestment of dividends, if any.

(d)Not annualized.

(e)Annualized.

Prospectus | October 28, 202029

PRIVACY NOTICE

FACTS	WHAT DOES M3SIXTY FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

•Social Security number

•Assets

•Retirement Assets

•Transaction History

•Checking Account Information

•Purchase History

•Account Balances

•Account Transactions

•Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons M3Sixty Funds Trust chooses to share; and whether you can limit this sharing.

30(888) 553-4233 | www.fm-invest.com

F/m Investments Large Cap Focused Fund

Reasons we can share your personal information	Does M3Sixty Funds Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 553-4233

Who we are
Who is providing this notice?	M3Sixty Funds Trust M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does M3Sixty Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

Prospectus | October 28, 202031

How does M3Sixty Funds Trust collect my personal information?

We collect your personal information, for example, when you

•Open an account

•Provide account information

•Give us your contact information

•Make deposits or withdrawals from
your account

•Make a wire transfer

•Tell us where to send the money

•Tell us who receives the money

•Show your government-issued ID

•Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•Affiliates from using your information to market to you

•Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.  They can be financial and nonfinancial companies.

•M3Sixty Administration, LLC and Matrix 360 Distributors, LLC could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies •M3Sixty Funds Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •M3Sixty Funds Trust does not jointly market.

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FOR MORE INFORMATION

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders, when issued. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund sends only one report to a household if more than one account has the same address. Contact the Administrator if you do not want this policy to apply to you.

A SAI about the Fund has been filed with the SEC. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquiries about the Fund, write the Fund at F/m Investments Large Cap Focused Fund, c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or call the Fund at (888) 553-4233. The SAI is also available on the Fund’s website at www.fm-invest.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number: 811-23089